Analyst Day

December 3, 2008

Westin New York at Times Square

Palace Room, Ninth Floor

forward-looking statement…

During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”

The information in this presentation is based upon our current expectations as of the date hereof. Our actual future business and financial performance may differ materially and adversely from those expressed in any forward-looking statements.  We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason.  Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially.
The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

MONTANA
Great Falls
COLSTRIP UNIT 4
Yellowstone National Park
WYOMING
NORTH DAKOTA
COYOTE I
MINNESOTA
BIG STONE
SOUTH DAKOTA
IOWA
NEAL 4
NEBRASKA
North Platte
Grand Island
Kearney
Natural Gas
Electric
Electric Generating Plants

NorthWestern Energy

Delivering a Bright Future

who we are…

(1)

As of 12/31/07

(2)

As of 9/30/08

(3)

Book capitalization calculated as total debt, excluding capital leases, plus shareholders’ equity.

650,000 customers

388,000 electric

262,000 natural gas

Approximately 123,000 square
miles of service territory in
Montana, Nebraska and South Dakota

Total generation (mostly base load coal)

MT – 222 MW – regulated as of 1/1/09

SD – 312 MW – regulated

Total Assets: $2,593 MM (2)

Total Capitalization: $1,629 MM (2)(3)

Total Employees: 1,360 (1)

Located in relatively stable economies with potential grid expansion in the Northwest.

Colstrip Unit 4 update…

Our 222 MW interest in Colstrip Unit 4 to go into rate base

MPSC issued a finalorder on November 13, 2008 –

To rate base CU4 at $407 million

Recognize that $161 million NOL balance belongs to the Company

The MCC has filed a request for reconsideration with MPSC

The MPSC has 10 days to reconsider; silence = denial

The MPSC can extend the 10 day period to decide on reconsideration

If motion to reconsider is granted, timeline is undetermined

If motion to reconsider is denied (or silent), MCC has 30 days to appeal to state district court

Investigation of violation of prior MPSC order related to CU4

MPSC passed motion on October 30 to draft an order –

That NorthWestern violated the bankruptcy stipulation in four instances

Total fine to be determined but estimated to be less than $1 million

NorthWestern will carefully review the final order

Colstrip Unit 4 in rate base to have positive
earnings and credit ratings impact.

Rates
related to
CU4 go
into
effect on
1/1/09,
even if
under
appeal.

regulatory update…

Rate case to be filed in Montana in 2009

Filing will include both electric and natural gas distribution businesses

Expect to file in 2Q 2009 on 2008 test year

Expect decision by April 1, 2010

In 2007 rate cases, we agreed to defer rate cases in South Dakota for 3 years

Mill Creek Generation Station filed with MPSC

Filed for pre-approval on the plant in August 2008

Expect decision by June 30, 2009

Plant will not be built without pre-approval

FERC Filing on MSTI expected in early ‘09

Relates to the “open season”

Reflects the change and increase in the generation queue in Montana

2008 commission election results

MT - Two new commissioners (now four Democrats and one Republican)

SD/NE – Both commission compositions stayed the same

Establishing constructive regulatory regulations in all jurisdictions.

NorthWestern’s future…

Operationally strong

Cost competitive

Above-average reliability

Award-winning customer service

Financially strong

Steady earnings growth and strong cash flow

Sufficient liquidity with no significant maturities within next
12 months

Rate case to be filed in Montana on electric and gas distribution business in 2Q ‘09

Secured credit ratings of A-(MT) BBB+(SD) / BBB / Baa2

Unsecured credit ratings are investment grade from Moody’s,
S&P and Fitch

Growth prospects strong

Electric generation and transmission opportunities

Solid operations with growth prospects.

Brian Bird

Chief Financial Officer

2008 third quarter year-to-date results…

Earnings have increased 33% over prior year.

2008

2007

B(W)

Operating Revenues

934,725

892,036

42,689

Cost of Sales

508,941

499,555

(9,386)

Gross Margin

425,784

392,481

33,303

Operating Expenses

    Operating, general & administrative

177,348

173,611

(3,737)

    Property and other taxes

65,898

61,645

(4,253)

    Depreciation

63,608

61,412

(2,196)

Total Operating Expenses

306,854

296,668

(10,186)

Operating Income

118,930

95,813

23,117

Interest Expense

(47,478)

(42,380)

(5,098)

Investment Income and Other

1,640

1,646

(6)

Income (Loss) from Cont. Ops. Before Taxes

73,092

55,079

18,013

Benefit (Provision) for Income Taxes

(26,759)

(20,326)

(6,433)

Net Income (Loss)

46,333

34,753

11,580

Nine Months Ended September 30,

Unaudited (dollars in 000's)

2008 guidance…

2008 = 2007 plus rate increases in all jurisdictions.

Increased guidance after third quarter results

Increased from $1.60 to $1.75 per fully diluted share

Includes an increase in pension expense

Increase due to –

Share buyback

Lower legal costs (insurance recoveries)

Better pricing at Colstrip Unit 4

$1.65 to $1.80 per fully diluted share

base earnings of company since ’05…

Earnings
profile is
improving.

2005

2006

2007

2008 P

GAAP earnings per share

1.73

$

1.06

$

1.45

$

$1.65 - $1.80

Adjustments:

Weather

(0.01)

$

(0.05)

$

0.01

$

(0.03)

$

Nat Gas recovery on prior disallowance

(0.08)

$

-

$

-

$

-

$

PPL settlement received

(0.12)

$

-

$

-

$

-

$

Sold SO2 credits

(0.08)

$

-

$

-

$

-

$

Ammondson verdict

-

$

0.33

$

-

$

-

$

M&A and legal costs, net of insurance recoveries

-

$

0.28

$

0.06

$

0.03

$

Hedge (gains)/losses

-

$

(0.07)

$

-

$

-

$

One time gain on MGP settlements

-

$

-

$

(0.21)

$

-

$

One time gain on property tax settlement

-

$

-

$

-

$

(0.03)

$

Ongoing earnings per share

1.44

$

1.54

$

1.31

$

$1.62 - $1.77

$0.00

$0.20

$0.40

$0.60

$0.80

$1.00

$1.20

$1.40

$1.60

$1.80

$2.00

2005

2006

2007

2008 P

CAGR = 5.44%

potential impact of CU4 in rate base in ‘09…

Existing contracts offset rate payers’ revenue
requirement by just under 50%.

Colstrip Unit 4 Rate Base Approved

**

$407.0

million

Equity ratio

50%

Authorized ROE

10%

Potential annual earnings of our interest of CU4

$20.4

million

Earnings of unregulated electric in '07

$10.3

*

Potential accretive annual earnings of rate basing CU4

$10.1

million

'09 shares outstanding - Fully Diluted

36.4

million

Potential accretive impact on EPS

$0.28

per share

---------------------------------------------------------------------------------------------------------------------------

* Approximates the projected '08 income for unregulated electric.

** The Montana Consumer Council has filed for a motion for the MPSC to reconsider the 11-13-09 final order.

impact of accounting order on pension expense…

The accounting order allows us to align our expenses with our anticipated recovery of the increased pension costs.

The projections for the
accounting order are
estimates only.  Actual
results may differ.

2005

2006

2006

2008

2009

2010

2011

2012

Original MPSC Accounting Order:

Expected pension expense

Original MT estimate before market decrease

18.84

$

21.95

$

21.95

$

22.30

$

22.30

$

Change in MT due to decrease in stock market

15.18

$

15.18

$

Total pension expense under original MPSC Accounting Order

18.84

$

21.95

$

21.95

$

37.48

$

37.48

$

**

**

Proposed new MPSC Accounting Order:

*

*

*

*

*

Total pension expense under proposed MPSC Accounting Order

18.84

$

21.95

$

21.95

$

30.59

$

30.59

$

30.59

$

30.59

$

30.59

$

Payments to be made to MT Pension in next 5 years:

31.20

$

15.75

$

22.00

$

21.74

$

47.00

$

35.00

$

22.00

$

21.00

$

Total Company

Expense - MT

30.59

$

30.59

$

30.59

$

30.59

$

30.59

$

Expense - SD

0.71

$

1.27

$

1.27

$

1.27

$

1.27

$

Total Company Pension Expense

31.30

$

31.86

$

31.86

$

31.86

$

31.86

$

Payments - MT

21.74

$

47.00

$

35.00

$

22.00

$

21.00

$

Payments - SD

0.19

$

7.00

$

5.20

$

3.30

$

3.20

$

Total Company Pension Payments

21.93

$

54.00

$

40.20

$

25.30

$

24.20

$

*  See 8-k dated 11-14-08.

** See 10-Q.

free cash flow…

Existing core business is self sustaining.

Free cash flow in 2008 was used to buy back $78 million in
company stock

The 2009 increase in pension funding expense will be offset by reducing growth cap ex

The debt maturing in late 2009 is expected to be refinanced, but free cash flow can alleviate those maturities

(in millions)

Projected 2008

Cash flow from operations

245,000

Maintenance Cap Ex

(105,000)

Growth Cap Ex

(20,000)

Dividends

(50,000)

Free Cash Flow

70,000

strong balance sheet…

Plan to maintain a 50%-55% debt to total capitalization ratio.

  Unaudited (Dollars in 000's)

September 30

2008

2007

Cash

8,575

12,773

Restricted Cash

16,166

14,482

Accounts Receivable, Net

108,540

143,482

Inventories

90,896

63,586

Other Current Assets

54,077

44,031

Goodwill

355,128

355,128

PP&E and Other Non-current Assets

1,960,432

1,913,898

  Total Assets

2,593,814

$

2,547,380

$

Payables

72,340

91,588

Other Current Liabilities

275,152

209,245

Long & Short Term Capital Leases

38,335

40,391

Long & Short Term Debt

825,365

805,977

Other Non-current Liabilities

628,393

577,155

Shareholders' Equity

754,229

823,024

  Total Liabilities and Equity

2,593,814

$

2,547,380

$

Long and Short Term Debt / Total Capitalization

52.3%

49.5%

liquidity highlights…

Total liquidity currently in the $120 million range

No collateral currently posted to commodity suppliers

Commodity supplier open credit lines of $311 million or
362% of 60-day commodity cost

Debt maturities in late 2009

Unsecured revolver matures on Nov. 1, 2009

Current balance is $60 million

Letters of credit balance is approximately $17 million

Current rate is LIBOR + .75%

The $100 million non-recourse loan to purchase our interest in
Colstrip Unit 4 matures on Dec. 28, 2009

Will be refinanced or extended in late 2009

Current rate is LIBOR + 1.25%

Liquidity position remains strong

More than 75% of the long-term debt matures after 2009
(most of that is due in 2014 or after)

credit ratings…

                                                                   Fitch          S&P                  Moody’s

Senior Secured Rating       BBB               A- (MT)                                Baa2
                                                                                                                                                   BBB+ (SD)

Senior Unsecured                         BBB-                                     BBB                                Baa3

Corporate Rating                               BBB-             BBB                               N/A

Outlook                                                     Positive         Stable                    Positive

Colstrip Unit 4 regulatory ruling is expected to be ratings positive.

Dave Gates

Vice President – Wholesale Operations

generation growth highlights…

120-150 MW plant near
Anaconda, MT

Built for regulation services to
balance supply and load for
NWE’s Balancing Area

Rate-based cost of service
investment

Estimated to cost approximately
$200 million

Existing services are becoming
more expensive and scarce

In service date for Mill Creek Generation Station = Jan 1, 2011

Mill Creek Generating Unit in Montana

2007
2008
2009
2010
2011
Siting and Technology Selection
Generation Interconnection Agreement (GIA's)
Combustion Turbines: Develop RFP/Bid/Evaluate
Air Quality Permit
PSC Review and Approval
Major Equipment Delivery
Detailed Engineering
Construction
Startup
Commercial Operation

11/25/08

NorthWestern Energy
Delivering a Bright Future

Mill Creek timeline…

MGST has been filed for pre-approval,
with the MPSC w/decision expected in 2Q ’09.

update on generation queue in MT…

New generation in Montana will need to find an end user.

0

1000

2000

3000

4000

5000

6000

7000

Coal

Gas

Hydro

Wind

MATL

In-Service

Signed

LGIA

Total

MT

Existing

Generation

Feb 08

Oct 08

Nov 08

Potential Generation Development in Montana

transmission project developments…

Line already exists – represents an
upgrade

Upgrades substation capacity

Increases load capacity of existing line

NorthWestern announced partnership
with others

Portland General

Puget Sound Energy

Pacificorp

Avista

Needed to relieve congestion to the West

Market interest is increasing for
Montana’s high quality wind profile

Cost estimate of ourportion of 500 kV
upgrade = $50M - $75M

Anticipated ownership interest of 30% on upgrade

In service date of January 1, 2012.

Colstrip 500 kV Upgrade

Transmission Collector System
Great Falls Area
Judith Gap Area
Broadview Area
Butte/Ennis Area
Existing 500 kV CTS
Existing 230 kV
New 230 kV collector lines
500 kV Upgrade
MSTI 500 kV

NorthWestern Energy
Delivering a Bright Future

transmission project developments…

In service date of January 1, 2014.

230 kV “Collector System”

Our project with no partners

Open Season early ‘09 to
determine configuration

Needed to collect the potential
renewables in Montana

Cost estimate of “collector”
project = $200M

Alternative Routes
MONTANA
IDAHO
WYOMING
Butte
Dillon
Idaho Falls
Pocatello
Alternative Routes

NorthWestern Energy
Delivering a Bright Future

transmission project developments cont’d…

Developing a request for FERC declaratory
order on incentive rate principles

Beginning an updated Open Season for
long term contracts to be completed by
early 2009

Continuing the public outreach process

Expect to complete the WECC path rating
process Q1 ’09

Expect to publish an Environmental Impact
Statement in early ‘10

Construction begins after environmental
review

Considering strategic partnering

Estimated to be on line early 2014.

MSTI

Bob Rowe

President and CEO

cap ex spending – next few years…

Includes more than $1 billion of potential generation
and transmission growth projects.

$0

$100

$200

$300

$400

$500

$600

$700

2009

2010

2011

2012

2013

2014

Regulated Utilities Maintenance Capex

Colstrip Upgrade

230 kV Collector

Mill Creek Generator

MSTI

Non-discretionary cap
ex is funded 100% by
free cash flow.

Don’t anticipate needing
equity unless we
proceed with MSTI.

We will move forward
with the funding of these
projects only when they
make economic sense.

growth project potential…

Possibility to double and diversify earnings as compared with our existing $1.5 billion rate base as of 1/1/09.

(in millions)

Timing

Mill Creek Generator

10.0

$

to

11.3

$

200

$

to

225

$

Jan 2011

Colstrip 500 kV transmission upgrade**

2.5

$

to

3.0

$

$

to

$

Jan 2012

South Dakota Peaking generation

3.8

$

to

4.5

$

$

to

$

Jan 2013

230 kV Wind Collector system

7.5

$

to

10.0

$

$

to

$

Jan 2014

MSTI transmission line (500 kV scenario)

37.5

$

to

50.0

$

$

to

1,000

$

Jan 2014

Totals

61.3

$

to

78.8

$

1,225

$

to

1,575

$

  *  For illustrative purposes = Cost of project times 50% equity ratio times estimated ROE of 10%.

**  Assumes a 25% ownership of the $200 million project.

Cost of Project

Annual Earnings

Opportunity  *

NorthWestern = value…

Value

Dividend yield of 6.5%

Currently trading at just below 1.0 x book value

Opportunity for growth

January 1, 2009 rate basing our 222 MW interest in CU4

Possibility of increasing rate base on growth projects with investment in excess of $1 billion

Potential additional annual earnings of more than $60 million post 2014

Strong balance sheet/credit ratings

Free cash flow supports the existing business

S&P recently upgraded NorthWestern debt

All unsecured debt is now investment grade with Moody’s, S&P and Fitch

Current value with growth opportunities.

summary…

Objectives achieved
related to focus on
core business

Strong balance sheet

No equity required for existing core business

Modest debt maturities in short term

Investment grade rated debt

Increasing regulatory clarity

Solid foundation

Growth prospects

Unique geographic location to expand electric
and natural gas infrastructure

Increasing need to move energy through our
service area

Identified projects provide opportunity to nearly
double rate base and earnings

2009 earnings will be entirely from regulated business

Recent rate relief received in all jurisdictions

Outstanding bankruptcy litigation nearly completed

28